UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

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TPI Composites, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-37839	20-1590775
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9200 E. Pima Center Parkway, Suite 250

Scottsdale, Arizona 85258

(Address of principal executive offices, including zip code)

(480) 305-8910

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is incorporated by reference from Item 2.03 of this Current Report on Form 8-K.

Item 1.03	Bankruptcy or Receivership.

On August 11, 2025 (the “Petition Date”), TPI Composites, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Company Parties” or the “Debtors”) each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code” and such cases, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered for procedural purposes only under the caption “In re TPI Composites, Inc., et al”, Case No. 25-34655. Documents filed on the docket of, and other information related to, the Chapter 11 Cases are available at https://restructuring.ra.kroll.com/TPIComposites. Documents and other information available on such website are not part of this document and shall not be deemed incorporated by reference in this document.

The Chapter 11 Cases were filed in order to facilitate a financial and operational restructuring of the Company’s business and balance sheet. The Company’s restructuring will be supported by the use of cash collateral and the DIP Facility (as defined in Item 2.03 below) and, based on the present facts and circumstances, is expected to include the Company’s senior secured lenders comprised of funds affiliated with funds managed by Oaktree Capital Management, L.P. as new owners of the reorganized Company following emergence from the Chapter 11 Cases. The Company continues to operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

The Company filed customary “first-day” motions with the Bankruptcy Court seeking authorization to support ongoing operations during the Chapter 11 Cases, including, among others, motions to pay employee wages, salaries and benefits and to pay certain critical vendors and suppliers for goods and services provided in accordance with customary terms after the filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Debtors entered into a Super-Priority Senior Secured Priming Debtor-in-Possession Credit Agreement and Guaranty, dated as of August 14, 2025 (the “DIP Financing Agreement” and such financing thereunder, the “DIP Financing”), with Oaktree Fund Administration, LLC as administrative agent (the “Administrative Agent”), and the lenders from time to time party thereto (collectively, the “DIP Lenders”), to provide financing intended to facilitate a path forward for the Debtors to complete negotiations with key stakeholders on a comprehensive restructuring pursuant to the Chapter 11 Cases. The DIP Lenders have agreed to provide the Company with a multiple draw term loan facility in an aggregate principal amount not to exceed $82.5 million (the “DIP Facility”). Under the DIP Facility, (i) $7.5 million of new money is available pursuant to the order of the Bankruptcy Court approving the DIP Facility on an interim basis (the “Interim DIP Order”), (ii) up to $20 million of new money will be available following Bankruptcy Court approval of the DIP Facility on a final basis (the “Final DIP Order”) and the satisfaction of certain other funding conditions, and (iii) up to $55 million of the principal amount outstanding under the senior secured term loan (“Senior Secured Term Loan”) issued under the existing Credit Agreement and Guaranty, dated as of December 14, 2023, by and among the Company, as the borrower, the Companies parties party thereto as guarantors, the senior secured lenders party thereto, as the lenders, and Oaktree Fund Administration, LLC, as the administrative agent (as amended, restated, or otherwise modified from time to time prior to the date thereof, the “Existing Credit Agreement”), may be rolled into the DIP Facility, subject to the terms of the DIP Financing Agreement and approval from the Bankruptcy Court. The DIP Facility will mature nine months from the Petition Date. The interest on the loans shall accrue at a per annum rate equal to SOFR + 9%, which interest shall be payable in kind. Upon the occurrence and during the continuance of an event of default, unless otherwise waived by the DIP Lenders, the interest rate on all obligations (including interest on overdue principal, interest and other amounts) shall accrue at an additional 2% per annum. The DIP Financing Agreement contains mandatory and voluntary prepayment provisions customary for transactions of this type (including with respect to proceeds of debt, asset sales, and insurance/condemnation events), which provide that, among other things, voluntary prepayments are permitted without prepayment premiums or penalties. The DIP Financing Agreement also contains certain restrictive loan covenants and events of default customary for credit facilities of this type. The foregoing description of the DIP Financing Agreement is qualified in its entirety by reference to the full text of the DIP Financing Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constituted an event of default that accelerated all of the Company’s obligations under the documents governing the Existing Credit Agreement and the 5.25% Convertible Senior Unsecured Notes (the “Convertible Notes”), amounting to borrowings of approximately $471.8 million and $135.3 million, respectively, as of the Petition Date. As a result of the commencement of the Chapter 11 Cases, the principal amount, together with accrued and unpaid fees and interest thereon, and in the case of the indebtedness outstanding under the Senior Secured Term Loan, the paid-in-kind interest, became immediately due and payable. Any efforts to enforce payment obligations under the Existing Credit Agreement, including the Senior Secured Term Loan, and Convertible Notes are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights in respect of the debt instruments are subject to the applicable provisions of the Bankruptcy Code.

The commencement of the Chapter 11 Cases also constituted an event of default under the Company’s Türkiye unsecured credit facilities and as a result of such events of defaults, the lenders of such credit facilities have blocked the Company’s ability to access a significant portion of the Company’s cash held in its Turkish bank accounts with these lenders. The obligations of the Company’s Turkish subsidiaries due and payable under such facilities amount to approximately €71.2 million as of the Petition Date. The Company expects that the debts under the Turkish unsecured credit facilities will be addressed in connection with a liquidation of the Turkish assets.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2025, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Nasdaq Staff has determined that the Company’s common stock, par value $0.01 per share (the “Common Stock”) will be delisted from the Nasdaq in accordance with Listing Rules 5101, 5110(b), and IM-5101-1 as a result of the Company’s commencement of the Chapter 11 Cases.. The Company does not intend to appeal this determination.

Trading of the Company’s Common Stock will be suspended at the opening of business on August 19, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s Common Stock from listing and registration on Nasdaq.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative, poses substantial risks, and is subject to potential restrictions imposed by the Bankruptcy Court. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases. The Company expects that holders of the Company’s common stock will not receive distributions in the Chapter 11 Cases, and that the equity will be canceled under a chapter 11 plan. The Company expects that its common stock will be delisted from the Nasdaq Global Market and begin trading in the over-the-counter (OTC) market. Accordingly, the Company urges caution with respect to existing and future investments in its common stock.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding TPI Composites, Inc.’s expectations with respect to operating in the normal course, the Chapter 11 process, the DIP Financing, and the potential delisting and future trading of the Company’s common stock, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about:

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others:

•	risks attendant to the bankruptcy process, including the Company's ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 Cases, including with respect the DIP Financing;
•	the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company's restructuring process, on the Company's liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases);
•	the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders;
•	the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases;
•	objections to the Company’s restructuring process, the DIP Financing, or other pleadings filed that could protract the Chapter 11 Cases;
•	risks associated with third-party motions in the Chapter 11 Cases;
•	Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general;
•	the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Financing and any other financing arrangements;
•	employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; and
•	risks associated with the expected delisting of the Company’s common stock by the Nasdaq Global Market and trading of the Company’s common stock on the over-the-counter (OTC) market.

These forward-looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. We have described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the United States Securities and Exchange Commission (SEC) on February 20, 2025, as supplemented in the Company's Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025 the principal risks and uncertainties that we believe could cause actual results to differ from these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events.

The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this Current Report on Form 8-K. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	DIP Financing Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI COMPOSITES, INC.

Date: August 15, 2025	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer